Employee benefits	6 Months Ended
Jun. 30, 2021
Employee Benefits [Abstract]
Employee benefits	Employee benefits
The Company operates partially funded defined benefit pension plans in Germany and Austria, an unfunded defined benefit pension plan in Sweden and defined benefit indemnity arrangements in Italy and Austria, as well as various contribution plans in other countries. Pension benefits in Switzerland are met via a contract with a collective foundation that offers a fully insured solution to provide a contribution-based cash balance retirement plan, which is classified as a defined benefit plan. In addition, an unfunded post-retirement medical plan is operated in Austria. In Germany and Italy, long term service awards are in operation and various other countries provide other employee benefits. There were no changes in the nature of any schemes in the six months ended June 30, 2021.

The total net employee benefit obligations as at June 30, 2021 is as follows:

€m
Balance as of January 1, 2021	276.2
Service cost	4.2
Net interest expense	0.8
Actuarial gains on pension scheme valuations	(27.6)
Benefits paid	(4.0)
Foreign exchange differences on translation	(0.5)
Balance as of June 30, 2021	249.1
The principal assumptions applied for the valuation at June 30, 2021 were the same as those applied at December 31, 2020, except for the German plans which are the most significant in terms of plan assets and liabilities in the Company. The discount rate applied to the German defined benefits obligations increased from 0.55% to 1.05%.